                                                                   Exhibit 10.27


               [LETTERHEAD OF TOYOTA MOTOR SERIES, U.S.A., INC.]

July 24, 1998

Mr. William Muller, Jr.
MULLER TOYOTA, INC.
Route 31
Clinton, NJ 08809

Dear Bill:

Toyota Motor Sales, USA, Inc. is pleased to inform you that your request for an ownership change and an Initial Public Offering with Hometown Auto Retailers, Inc. has been approved.

If you have any questions, please give me a call.

Sincerely,


/s/ George Brenner

George Brenner
Regional Market Representation Manager

GB/lg